Fees Summary	Jan. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,495,080,000
Previously Paid Amount	0
Total Fee Amount	228,896.75
Total Offset Amount	0
Net Fee	$ 228,896.75